UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest reported) November 20, 2000
                                           -----------------

                  WHITNEY INFORMATION NETWORK, INC.
                  ---------------------------------
       (Exact name of registrant as specified in its chapter)


    COLORADO               000-27403             84-1475486
    --------               ---------             ----------
 (State or other          (Commission          (IRS Employer
  jurisdiction of          File Number)         Identification
  incorporation)                                No.)


        4818 Coronado Parkway, Cape Coral, Florida   33940
        --------------------------------------------------
        (Address of principal executive offices)  (Zip code)


Registrants telephone number, including area code(941)542-8999
                                                  ------------


  ______________________________________________________________
  (Former name or former address, if changed since last report)


                             CONTENTS

Item 1.  Changes in Control of Registrant.
         Not applicable.

Item 2.  Acquisition of Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrants Certifying Accountant

On November 14, 2000, Whitney Information Network, Inc.
terminated the services of its auditor, BDO Seidman, Miami, Florida, effective November 14, 2000.



The reason for the termination of Registrants Certifying
Accountant was over a fee dispute.

The termination was approved by the Board of Directors on November 14, 2000, effective November 14, 2000.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignation of Registrants Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Not applicable.

Item 8.  Change in Fiscal Year.

         Not applicable.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.

/s/ Ronald S. Simon
Ronald S. Simon
Secretary\Treasurer, Chief Financial Officer
and a member of the Board of Directors
Date: November 20, 2000